SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: December 27, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

SEPTEMBER 2015 REPORT
---------------------
On December 26, 2001 Jore  Corporation  filed its  financial  report (Form 2015)
with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending November 30, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 26th day of December, 2001.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                              AFFIDAVIT OF SERVICE

STATE OF WASHINGTON        )
                           )
COUNTY OF KING             )

            /s/  Mary G. Pellegrini , being first duly sworn, states as follows:
         ---------------------------
         On December 26, 2001, I caused the following document:

                  FINANCIAL REPORT
         (1) To be served via regular, first-class U.S. mail on the following parties;

                  Scott Clark
                  Ray, Quinney & Nebeker
                  79 South Main Street
                  500 Deseret Building
                  Salt Lake City, UT 84111-1901

                  S.E.C.
                  Attn: Sarah Moyed
                  Pacific Region Office
                  5670 Wilshire Blvd., 11th Floor
                  Los Angeles, CA  90036-3648

         (2)      To be served via email on the following parties:

                  Lucy Bassli, Youssef Sneifer
                  Shulkin Hutton, Inc.
                  Attorneys for Unsecured Creditors Committee lbassli@shulkin.com ysneifer@shulkin.com

                  Dan McKay
                  Staff Attorney
                  Office of the U.S. Trustee
                  District of Montana
                  dan.p.mckay@usdoj.gov

         DATED this 26th day of December, 2001.

                                                  /s/  Mary G. Pellegrini
                                               -----------------------------

         SUBSCRIBED AND SWORN to before me this 26th day of December, 2001.

                                                  /s/  Erin E. Campbell
                                               -----------------------------
                                               (Signature of Notary)

                                               _____Erin E. Campbell________
                                               -----------------------------
                                               (Print or stamp name of Notary)

                                               NOTARY PUBLIC in and for the
                                               State of Washington, residing at
                                               Tacoma
                                              ------------------------------
                                               My Commission Expires: 07/09/05
                                              ------------------------------

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                        Report Month/Year November 30, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Mick Quinlivan                  Date: December 21, 2001

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                   Case Number:                  01-31609-11
BALANCE SHEET                      Rule 2015 Report for the Month and Year
For the Periods Indicated          of:                          November, 2001


                                                              November 30, 2001
ASSETS

Current assets:
       Cash equivalents and investments                        ($993,173)
       Accounts receivable, net of allowances                  8,634,817
       Shareholder notes receivable, net of reserves             359,882
       Inventory , net                                        14,537,097
       Other current assets                                    2,605,461
                                                       ------------------

         Total current assets                                $25,144,085
                                                       ------------------

     Property, plant and equipment, net                       76,118,956
     Intangibles and other long-term assets, net               1,055,868
                                                       ------------------


               Total assets                                 $102,318,909
                                                       ==================


LIABILITIES & SHAREHOLDERS' EQUITY

     Current liabilities:
     Post Petition:
       Operating Line of Credit                               33,332,422
       Accounts Payable Post Petition                          2,003,384
       Accrued Expenses Post Petition                          3,500,622
       Accrued Payroll & Other Post Petition                     332,671
       Accrued Vacation & Personal Leave Post Petition           (15,320)

     Pre-petition:
       Accounts Payable Pre Petition                           9,673,758
       Accrued Expenses Pre Petition                           1,215,256
       Accrued Payroll & Other Pre Petition                      444,110
       Accrued Vacation & Personal Leave Pre Petition            521,541
       Notes Payable                                             250,000
       Shareholder Note Payable                                  353,446

                                                       ------------------

         Total Current Liabilities                            51,611,891
                                                       ------------------

     Long-term Debt                                           43,874,119
     Deferred Income Tax Liabilities                           1,533,332
                                                       ------------------

               Total Liabilities                              97,019,342
                                                       ------------------

     Shareholders' Equity
     Common Stock                                             41,337,319
     Deferred Compensation - Stock Options                       (22,171)
     Retained Earnings                                       (36,015,581)
                                                       ------------------

         Total Shareholders' Equity                            5,299,567

                                                       ------------------

               Total Liabilities & Shareholders' Equity     $102,318,909
                                                       ==================

Jore Corporation                                     01-31609-11
INCOME STATEMENT
For the Periods Indicated                           November, 2001


                                      November-01   Bankruptcy To Date
Revenues
Gross Sales                              $6,279,698        $41,291,059
Sales Returns, Allow, Disc, Adj            (355,974)       ($2,020,159)
                                    -----------------------------------

Total Net Revenues                        5,923,724        $17,846,455

Cost of Sales
Material @ Standard                       2,967,831        $16,423,891
Labor @ Standard                            752,651         $5,601,375
Overhead @ Standard                         560,609         $4,535,911
Product roll-out costs                       (3,870)           $58,861
Over/under applied variances              1,569,582         $2,465,369
Purchase price variance                      44,247        ($1,033,022)
Freight                                     228,841         $1,152,735
Shipping & DC Costs                          80,902           $464,896
Assignment Fees                                   -             $9,291
                                    -----------------------------------

Total Cost of Sales                       6,200,793        $12,973,276
                                    -----------------------------------

Gross Profit                               (277,069)        $4,873,180

Operating Expenses
General & Administrative                    354,845         $3,276,788
Sales & Marketing                         1,143,548         $5,369,761
Product Development                          23,772           $205,477
                                    -----------------------------------

Total Operating Expenses                  1,522,165         $4,942,292
                                    -----------------------------------

Operating Income / (Loss)                (1,799,234)          ($69,112)

Other (Income) Expenses
Interest Expense                            302,871         $1,657,476
Other Expenses                                  572           ($19,929)
Loss on Disposal of Fixed Asset                (600)          ($42,009)
                                    -----------------------------------

Total Other (Income) Expense                302,843         $1,299,345

Non-Recurring Expenses
Bankruptcy Admin                            667,185         $2,768,358
Other Expense - Nonrecurring                166,962        $13,755,856
                                    -----------------------------------

Total Non-Recurring Expenses                834,147        $13,685,763


                                    -----------------------------------
Income before Taxes                      (2,936,224)      ($15,054,220)


Provision for Income Taxes                        0                  0
                                    -----------------------------------


                                    -----------------------------------
Net Income (Loss)                        (2,936,224)       (15,054,220)
                                    ===================================

 UST-14 Summary of Disbursements                      Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                                   of:            November, 2001
 Statement of Cash Receipts and Disbursements

                                            Account Name:  Jore Corporation DIP
                                                       ----------------------
                                                       Summary of All Accounts

November,  2001

Operating DIP Accounts                                                                                     Transfer from
Account Name                            Account #       Beginning Balance Cash Receipts  Cash Disbursements Line of Credit
-----------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603      (1,968,989.34)             -     (4,644,276.36)     5,506,441.87
Self-funded Health Insurance Account    5130002180          (72,097.59)             -        (82,300.97)        75,447.54
Bancontrol Account                      003-0082267         135,829.43   1,066,833.39                 -     (2,510,551.94)
Lock Box Account                        5130001216                   -  11,450,471.75                 -     (9,986,449.08)
Payroll Account                         5130001935         (225,492.89)             -       (983,438.62)     1,109,722.73
Ronan State Bank Investments            CD 15767 & 15374    130,135.06         463.09                 -                 -
Whitefish Credit Union                  817452                1,092.33           3.73                 -                 -
Wells Fargo Imprest                     2015068521            1,981.54              -                 -                 -
                                                         --------------------------------------------------------------------

Total Cash Accounts                                      (1,997,541.46) 12,517,771.96     (5,710,015.95)    (5,805,388.88)
                                                         ====================================================================



November,  2001

Operating DIP Accounts                                   Transfers between              Ending Balance
Account Name                            Account #         Accounts        Book AdjustmentPer Books
------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603                  -              -         (1,106,823.83)
Self-funded Health Insurance Account    5130002180                   -       2,657.63            (76,293.39)
Bancontrol Account                      003-0082267       1,464,022.67              -            156,133.55
Lock Box Account                        5130001216       (1,464,022.67)             -                     -
Payroll Account                         5130001935                   -              -            (99,208.78)
Ronan State Bank Investments            CD 15767 & 15374             -              -            130,598.15
Whitefish Credit Union                  817452                       -              -              1,096.06
Wells Fargo Imprest                     2015068521                   -        (656.23)             1,325.31
                                                         ---------------------------------------------------
Total Cash Accounts                                                  -       2,001.40           (993,172.93)
                                                         ===================================================

  UST-14 Summary of Disbursements      Case Number:    01-31609-11
  Continued                            Rule 2015 Report for the Month and Year
                                       of:             November, 2001



                                       Account Name:   Jore Corporation DIP
                                                      --------------------------
                                                      Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___x No_ If yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
----------------------------------------------------------------------------
Various    Garnishments         11/1/01        4,965.64           6/28/01
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes ___ No _x__ If yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

   UST - 14, Continuation Sheet          Case Number:    Case Number:
                                         Rule 2015 Report for the Month and Year
                                         of:             November, 2001

   Statement of Cash Receipts and Disbursements

                                            Account Name:   Jore Corporation
                                                           DIP Operating Account
                                            Account Number:495-0029603
                                            Depository:    Wells Fargo

                   Cash Receipts

 Date                  Source                        $ Amount        Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                  (1,968,989.34)


                                                 -------------------------------
          Total Cash Receipts                                                 -

                       Cash Disbursements

 Date     Check #      Payee                      $ Amount
 -------------------------------------------------------------------------------



                                                 -------------------------------
          Total Disbursements                      (4,644,276.36)

          Transfers from Line of Credit
 11/30/01 Transfers from Line of Credit             5,506,441.87


                                                 -------------------------------
          Total Transfers From Line of Credit       5,506,441.87

          Transfers Between Accounts


                                                 -------------------------------
          Total Transfers Between Accounts                     -


          Book Adjustments


                                                                 ---------------
          Book Adjustments                                                    -

          Ending Book Balance                                     (1,106,823.83)
                                                              ==================



          Bank Adjustments                                         1,090,691.02
                                                              ------------------

 Balance in DIP Operating Account per 11/30/01 Bank Statement        (16,132.81)
                                                              ==================
 See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet         Case Number:Case Number:
                                      Rule 2015 Report for the Month and Year
                                      of:        November, 2001

 Statement of Cash Receipts and Disbursements

                                       Account Name Jore Corporation
                                                  Self-funded Health Insurance
                                       Account Number 5130002180
                                       Depository:Wells Fargo

                    Cash Receipts

Date                Source             Description          $ Amount    Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                      (72,097.59)

                                                           ---------------------
         Total Cash Receipts                                     -

                    Cash Disbursements

Date     Check #    Payee   Description                     $ Amount
--------------------------------------------------------------------------------
 11/1/01 Various   Release of Group of Checks             $ (16,498.40)
 11/7/01 Various   Release of Group of Checks             $ (16,555.34)
11/16/01 Various   Release of Group of Checks             $ (14,755.15)
11/21/01 Various   Release of Group of Checks             $ (15,931.17)
11/28/01 Various   Release of Group of Checks               (18,560.91)

                                                       -------------------------
         Total Disbursements                                (82,300.97)

         Transfers
11/30/01 Transfers from Line of Credit                       75,447.54

                                                       -------------------------
         Total Transfers                                     75,447.54

         Transfers Between Accounts

                                                        ------------------------
         Total Transfers Between Accounts                         -

         Book Adjustments

                                                         -------------
         Total Book Adjustments                               2,657.63

         Ending Book Balance                                         (76,293.39)
                                                                 ===============

Bank Adjustments                                                      71,410.23

                                                                 ---------------
Balance in Self-funded Health Insurance Acct per
11/30/01 Bank Statement                                               (4,883.16)
                                                                 ===============
See Attached Copy of Current Months Bank Statement

  UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          November, 2001

  Statement of Cash Receipts and Disbursements

                                          Account Name: Jore Corporation
                                                       Bancontrol Account
                                          Account Number 003-0082267
                                          Depository:  Wells Fargo

                Cash Receipts

Date    Source    Description                     $ Amount              Balance
--------------------------------------------------------------------------------
        Beginning Cash Balance                                       135,829.43

        Total A/R Trade Cash Recipts            1,017,491.52
        Total Other Cash Receipts                  49,341.87

                                                --------------------------------
        Total Cash Receipts                     1,066,833.39

              Cash Disbursements

Date   Check #  Payee    Description              $ Amount
--------------------------------------------------------------------------------

                                                --------------------------------
          Total Disbursements                              -

          Transfers
          Transfers to Line of Credit          (2,510,551.94)

                                                --------------------------------
          Total Transfers                      (2,510,551.94)

          Transfers Between Accounts
11/1/01 Zero Balance Transfer from 5130001216      87,700.66
11/5/01 Zero Balance Transfer from 5130001211   1,376,322.01

                                                --------------------------------
          Total Transfers Between Accounts      1,464,022.67

          Book Adjustments
                                                --------------

                                                --------------
          Total Book Adjustments                            -

          Ending Book Balance                                        156,133.55
                                                              ==================

                                                              ------------------
Balance in Bancontrol Account per 11/30/01 Bank Statement            156,133.55
                                                              ==================

See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet          Case Number:  01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:          November, 2001

 Statement of Cash Receipts and Disbursements

                                        Account Name: Jore Corporation
                                                     Lock Box Account
                                        Account Number5130001216
                                        Depository:  Wells Fargo

 Cash Receipts

Date     Source       Description               $ Amount               Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                              -

         Total A/R Trade Cash Recipts           11,450,471.75

                                                --------------------------------
         Total Cash Receipts                    11,450,471.75

Cash Disbursements

Date  Check #    Payee    Description           $ Amount
--------------------------------------------------------------------------------

                                                --------------------------------
           Total Disbursements                             -

           Transfers


  11/30/01           Sweep to Line of Credit    (9,986,449.08)

                                               ---------------------------------
           Total Transfers                      (9,986,449.08)

           Transfers Between Accounts
   11/1/01  Zero Balance Account Transfer          (87,700.66)
   11/5/01  Zero Balance Account Transfer       (1,376,322.01)

                                               ---------------------------------
           Total Transfers Between Accounts     (1,464,022.67)

           Book Adjustments

                                               --------------
           Total Book Adjustments                          -

                                                               ------------
           Ending Book Balance                                        0.00
                                                               ============

Bank Adjustments

                                                               ------------
Balance in Lock Box Account per 11/30/01 Bank Statement               0.00
                                                               ============

See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          November, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Payroll Account
                                         Account Number:5130001935
                                         Depository:  Wells Fargo

 Cash Receipts

Date   Source       Description                      $ Amount            Balance
--------------------------------------------------------------------------------
       Beginning Cash Balance                                       (225,492.89)

                                                  ------------------------------
       Total Cash Receipts                                 -

Cash Disbursements

Date   Check #     Payee         Description         $ Amount
--------------------------------------------------------------------------------
                      Checks                        (522,605.68)
  11/9/01             Direct Deposits               (243,796.88)
 11/26/01             Direct Deposits               (217,036.06)

                                                    ----------------------------
          Total Disbursements                       (983,438.62)

          Transfers
 11/30/01 Transfers from Line of Credit            1,109,722.73

                                                   -----------------------------
          Total Transfers                          1,109,722.73

          Transfers Between Accounts

                                                   -----------------------------
          Total Transfers Between Accounts                    -

          Book Adjustments

                                                              -
                                                   --------------
          Total Book Adjustments                              -

          Ending Book Balance                                        (99,208.78)
                                                               =================

          Total Bank Adjustments                                      97,429.14
                                                               -----------------

Balance in Payroll Account per 11/30/01 Bank Statement                (1,779.64)
                                                               =================

See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          November, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      RSB Investments
                                         Account Number:CD 15767 & 15374
                                         Depository:  Wells Fargo

Cash Receipts

Date  Source   Description                          $ Amount             Balance
--------------------------------------------------------------------------------
      Beginning Cash Balance                                          130,135.06

                                                    ----------------------------
      Interest Income                                 463.09

Cash Disbursements

Date  Check #     Payee   Description               $ Amount
--------------------------------------------------------------------------------

                                                    ----------------------------
          Total Disbursements                              -

          Transfers

                                                    ----------------------------
          Total Transfers                                  -

          Transfers Between Accounts


                                                    ----------------------------
          Total Transfers Between Accounts                 -


          Book Adjustments

                                                    --------------
          Total Book Adjustments                           -

          Ending Book Balance                                        130,598.15
                                                              ==================
                                                                             -
                                                              ------------------
Balance in Ronan State Bank Investments Account per
11/30/01 Bank Statement                                              130,598.15
                                                              ==================

See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:          November, 2001

 Statement of Cash Receipts and Disbursements

                                        Account Name: Jore Corporation
                                                     Whitefish Credit Union
                                        Account Number: 817452
                                        Depository:  Whitefish Credit Union

 Cash Receipts

Date   Source      Description                        $ Amount           Balance
--------------------------------------------------------------------------------
       Beginning Cash Balance                                           1,092.33

                                                  ------------------------------
       Accrued Interest                                  3.73

Cash Disbursements

Date   Check #     Payee        Description          $ Amount
--------------------------------------------------------------------------------

                                                  ------------------------------
          Total Disbursements                             -

          Transfers

                                                  ------------------------------
          Total Transfers                                 -

          Transfers Between Accounts

                                                  ------------------------------
          Total Transfers Between Accounts                -

          Book Adjustments

                                                  -------------
          Total Book Adjustments                          -
          Ending Book Balance                                          1,096.06
                                                                 ===============


Interest Accrual not recrded in Bank Statement                           (18.65)
                                                                 ---------------
Balance in Whitefish Credit Union Accunt per 11/30/01
Bank Statement                                                         1,077.41
                                                                 ===============

See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet          Case Number:  01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:          November, 2001

 Statement of Cash Receipts and Disbursements

                                        Account Name: Jore Corporation
                                                     Wisconsin Imprest
                                        Account Number:2015068521
                                        Depository:  Wells Fargo

 Cash Receipts

Date                  Source           Description        $ Amount      Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                        1,981.54

                                                         -----------------------
          Total Cash Receipts                                  -

Cash Disbursements

Date      Check #     Payee            Description        $ Amount
--------------------------------------------------------------------------------

                                                         -----------------------
          Total Disbursements                                  -

          Transfers
                                                         -----------------------
          Total Transfers                                      -

          Transfers Between Accounts

                                                         -----------------------
          Total Transfers Between Accounts                     -

          Book Adjustments

                                                         --------------
          Total Book Adjustments                          (656.23)

          Ending Book Balance                                          1,325.31
                                                                    ============

          Bank Adjustments                                              (889.31)
                                                                    ------------

Balance in Petty Cash Account per 11/30/01 Bank Statement                436.00
                                                                    ============

See Attached Copy of Current Months Bank Statement

                                         Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            November, 2001

                      UST-15, Statement of Aged Receivables


Total Due       (0-30 Days)     (31-60 Days)     (61-90 Days)    (91 & Over)
Post-Petition Receivables

--------------------------------------------------------------------------------
     11,221,757      11,015,638          104,543          54,420       28,092.52
--------------------------------------------------------------------------------

Pre-Petition Receivables              (See Attached Schedule)

--------------------------------------------------------------------------------
        35,035               -                -                       35,035.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Totals
   11,256,792      11,015,638          104,543          54,420       63,127.58
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                           10/31/01           18,459,120.00

2. Sales on Account this Month                                   6,279,698.49

   2a.  Adjustments                                               (884,471.38)
                                                              ----------------

3. Balance (add lines 5, 6 & 6a)             11/30/01           23,854,347.11
                                                              ----------------

4. Amounts Collected on Receivables                            (12,597,553.69)

                                                              ----------------
5. Closing Balance           11/30/01                   (1.30)  11,256,793.42
                                                              ================

 Reserved for Uncollectible accounts (see attached)               (140,074.90)

 Reserved for Sales Alllowance, Returns, Promo accounts
 (see attached)                                                 (2,481,901.19)

                                                              ----------------

Per Balance Sheet                      11/30/01                  8,634,817.33
                                                              ================

                                  Case Number:      01-31609-11
                                  Rule 2015 Report for the Month and Year
                                  of:              November, 2001
                   UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

Type of tax          (1) Unpaid post-pe     (2)Post-petition   (3)Post-petition  (4)Unpaid post
                        tition taxes         taxes accrued this  tax payments       petition taxes
                        from prior re-        month (new         made this        at end of reporting
                        porting month         obligations)       reporting month        month
----------------------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes   55,755.94        108,521.46        121,281.52          42,995.88
FICA/Medicare-Employee       41,422.11         84,806.00         94,590.79          31,637.32
FICA/Medicare-Employer       41,422.11         84,806.00         94,590.79          31,637.32
Unemployment                  8,714.76          1,037.86                 -           9,752.62
                                                                                            -
State Taxes                                                                                 -
Dept. of Revenue WI          (3,774.16)         3,148.28          2,806.14          (3,432.02)
Dept. of Revenue CA              53.85            148.17             69.44             132.58
Dept. of Revenue MT          67,338.63         32,716.55         61,566.36          38,488.82
Dept. of Revenue ILL            347.67            127.67                 -             475.34
Dept. of Revenue GA             348.37             38.71                 -             387.08
Dept. of Labor & Indus            N/a               N/a               N/a                 N/a
Unemployment WI                 499.59            324.59            636.33             187.85
Unemployment MT              29,973.40          7,767.87                 -          37,741.27
Unemployment CA                (242.14)            (1.08)           249.15            (492.37)
Empl. Security Dept.              N/a               N/a               N/a               N/a
Employee Disability Tax CA       16.62                                                  16.62
                                                                                            -
Other Taxes                                                                                 -
Local city/county                 N/a               N/a               N/a                 N/a
Gambling                          N/a               N/a               N/a                 N/a
Personal property                    -                                                      -
Real Property                        -                                                      -
Other                                -                                                      -

                                                                           -------------------
                                       Total Unpaid Post-Petition Taxes             $ 189,528
                                                                           ===================

Delinquent Tax Reports and Tax Payments
Taxing agency Tax reporting period Report due date Payment due date  Amount due
--------------------------------------------------------------------------------
N/A

Explain the reason for any delinquent tax reports or tax payments:

                                         Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              November, 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

Closing balance from prior month                              2,998,913.00

New payables added 11/01/01 thru 11/30/01                    10,996,801.33

Less payments made 11/01/01 thru 11/30/01                    (4,312,133.59)

Balance for aging as of 11/30/01                              9,683,580.74



Statement of Postpetition Payments on Executory Contracts & Leases
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Entity Paid                          Total amount of Total amount Total Post
                                     Payments Due    of Payments  petition
                                                     made         delinquency
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        BLACKFOOT COMMUNICATIONS       $ 6,274.44     $ 6,274.44            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        C&C LAND      $ 23,971.92    $ 23,971.92            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              CANADIAN DETAILING         $ 848.72       $ 848.72            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            MISSION VALLEY POWER      $ 61,886.41    $ 61,886.41            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MISSOULA ELECTRIC COOPERATIVE       $ 1,209.51     $ 1,209.51            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PROFESSIONAL RETAIL MERCHANDISE       $ 8,514.83     $ 8,514.83            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 ROBERT SCHRODER       $ 1,498.38     $ 1,498.38            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       SCOTTDALE RETAIL SERVICES      $ 10,675.04    $ 10,675.04            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   VERIZON NORTH         $ 325.90       $ 325.90            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BOBROW PALUMBO      $ 10,211.30    $ 10,211.30            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Total     $ 125,416.45   $ 125,416.45            0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Statement of Postpetition Payments to Secured Creditors

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Entity Paid                       Total amount of  Total amount of    Total Post
                                  Payments Due     Payment Made       petition
                                                                     Delinquency
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    AMERICAN EQUIPMENT LEASING       $ 8,009.50     $ 8,009.50                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            ASSOCIATES LEASING      $ 25,000.00    $ 25,000.00                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    GE CAPITAL         $ 188.35       $ 188.35                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       PEOPLES       $ 3,500.00     $ 3,500.00                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        SAFECO      $ 57,880.33    $ 57,880.33                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              RONAN STATE BANK       $ 8,454.73     $ 8,454.73                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           FIRST SECURITY BANK      $ 34,174.78    $ 34,174.78                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              KEY CORP LEASING     $ 108,093.21   $ 108,093.21                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Total     $ 245,300.90   $ 245,300.90                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Case Number:    01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:            November, 2001

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees


Schedule of Payments to Professionals (Attorney, accountant, appraiser, consultant, etc)
     November 30, 2001
Type of Professional          Amount of Retainer  Fees & Expenses  Fees & Expenses  Total Fees and
                              (if applicable)     from prior       added this       expenses at month
                                                  months           month            end
-----------------------------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)           -         585,025          239,663         824,688
Glass & Associates (Management
                    Consultant)          -         781,935           84,818         866,753
Dye & Moe (Debtor Attorney)                         22,515            8,855          31,370
US Trustee                                          18,000            9,750          27,750
Trustee's Council                        -               -                -               -
Shulkin (Creditors' Committee  Council)  -          50,000           (2,062)         47,938
Creditors' Committee other professional  -               -                -               -
Christensen Connor Johnson                          57,239           41,821          99,060
Hilco Appraisal Services                            34,666           18,967          53,633
Wells Fargo                                        150,000              (19)        149,981
                       ---------------------------------------------------------------------
Totals                                 $ -     $ 1,699,380        $ 401,793     $ 2,101,173
                       =====================================================================

Note:1 Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note:3 Professional fees accrued in October are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              November, 2001

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.
                                                                  Yes       No
                                                                 ---------------

Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or      Yes
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report. sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Sale of Dell Laptop Serial #V7WN8 Jore #074 to Jeff Eidsmoe for $300.00 Sale of IBM Thinkpad A21m Laptop
Serial #78-LWT5609700 to B. Bowman for $800.00

Question 2 - Financing.  During the reporting month, did the                No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.


Question 3 - Insider Loans.  During the reporting month, did                No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 -  Insurance  and Bond  Coverage.  Did the debtor                No
renew  or  replace  any  insurance   policies   during  this
reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the  debtor's  insurance  policies  canceled  or                No
otherwise terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the                No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                     Full-time       Part-time
                                                                      and Temp
Number of employees at beginning of month November           302         203
Employees added                                                2          77
Employees resigned/terminated                                 -4        -229
                                                    ----------------------------
Number employees at end of month                             300          51
                                                    ============================

              Gross Monthly Payroll and Taxes      $ 1,402,240

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                         Send a copy to each of the following:

United States Bankruptcy Court            Office of the United States Trustee
P.O. Box 689                              P.O. Box 3509
Butte, MT 59703                           Great Falls, MT 59403

                    If applicable, each member of any committees elected or appointed, and to their authorized agents.

                                          Debtor's counsel.

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending November 30, 2001
Narrative Report

Gross sales for the month of November 2001 were $6.3 million. Jore's business is significantly seasonal, where 75 percent of annual sales are shipped from September through December. Seasonal sales this year are 4% more than last year, despite slower overall retail sales nationwide. The Company's backlog of unfilled sales orders was $1.4 million at November 30, 2001.

Gross profit for the month of November 2001 was negative 4% due to the mix of product sales that included more promotional sets at lower margins than previous months. Also, lower than planned production levels during the month resulted in more fixed manufacturing costs being expensed in the period. Chapter 11 to date gross profit is 25%.

Operating expenses for the month of November 2001 decreased 36% primarily from lower sales volume which reduces cooperative advertising, commissions and product license fees. Sales and marketing expenses, however, were 18% of gross sales for the month due to new customer acquisition costs. Chapter 11 to date sales and marketing expenses are 14% of gross sales.

Interest expense decreased slightly in November to $303,000 due to lower average bank borrowings under the Company's debtor-in-possession facility. Interest expense on the Company's long-term debt is not accruing currently because, based on recent asset appraisals, it will not be required to be paid to the lenders.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. These expenses increased to $667,000 in November primarily from catch-up expenses related to earlier months. Nonrecurring expenses in November include employee retention bonuses.

Accounts receivable decreased to $8.6 million at the end of November from $15.8 million one month earlier from lower sales volume. Inventories decreased to $14.5 million at the end of November and are expected to decline slightly in December. Other current assets declined from draw-downs of supplier pre-payments. Post-petition accounts payable and accrued expenses, when combined, remained approximately equal to the previous month. Borrowings under the debtor-in-possession working capital line of credit decreased by $5.8 million from October due to collections of accounts receivable. Long-term debt decreased from adequate assurance payments in October.

The Company had scheduled a hearing date of December 13, 2001 for the Bankruptcy Court to approve a proposed sale of the Company to NCA Tool Holdings. However, NCA Tool Holdings withdrew their purchase offer the week prior to the hearing. As a result of NCA's withdrawal, the hearing on the proposed plan of reorganization was continued and the Company has been pursuing other reorganization opportunities.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 11/30/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 11/30/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 11/30/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 11/30/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 11/30/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K Wells Fargo Debtor In Possesion Bank Statement - Edgerton Ending 11/8/01

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        December 21, 2001                By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer